Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Yields for You Strategy A ETF (YFYA)
Yields for You Strategy B ETF (YFYB)
Relative Strength Managed Volatility Strategy ETF (RSMV)
Each, a series of Listed Funds Trust

Supplement dated June 11, 2025
to the Statement of Additional Information (“SAI”)
dated January 3, 2025

Effective immediately, the second paragraph in the section “Procedures for Purchase of Creation Units” beginning on page 26 of the SAI is hereby revised as follows:

All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Funds, the order cutoff time for orders to purchase Creation Units is 4:00 p.m. Eastern time. In the case of custom orders, including orders containing cash-in-lieu, the order must be received by the Distributor no later than 3:00 p.m. Eastern time for the applicable fund. Such time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

Effective immediately, the first paragraph in the section “Procedures for Redemption of Creation Units” beginning on page 30 of the SAI is hereby revised as follows:

Orders to redeem Creation Units of a Fund on any Business Day must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. In the case of custom redemptions, including redemptions containing cash-in-lieu, the redemption must be received by the Distributor no later than 3:00 p.m. Eastern time for the applicable fund. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.